Intangible assets	6 Months Ended
Jun. 30, 2021
Intangible Assets [Abstract]
Intangible assets	Intangible assets
Licenses classified as definite-lived intangible assets are amortized over their useful lives, which are determined on the basis of the expected pattern of consumption of the expected future economic benefits embodied in the licenses and which therefore commence only once the necessary regulatory and marketing approval has been received for the product candidates to which they relate. The Company classifies its licenses relating to product candidates for which regulatory approval has not been received as indefinite-lived intangible assets and did not recognize amortization expense relating to these licenses.
On April 23, 2021, the Company received FDA approval for ZYNLONTA. Upon FDA approval, the Company assigned an estimated useful life of 14 years to the intangible assets related to ZYNLONTA based on the expected patent life, which includes an extension period that the Company believes is highly probable of being granted. This estimated useful life does not include additional patent protection that may be granted under applications filed but not yet approved other than the extension period discussed above. Amortization expense relating to the ZYNLONTA intangible assets for both the three and six months ended June 30, 2021 was KUSD 13, which was recorded in Cost of product sales in the unaudited condensed consolidated interim statement of operations.
During the six months ended June 30, 2021, the Company capitalized the following as intangible assets:
Milestone Payments
•An amount of KUSD 1,050 paid upon the successful completion of a pre-clinical toxicology study and IND submission related to an antibody the Company acquired from a third party to be used in research, development, manufacturing and commercialization. The amount was capitalized as an indefinite-lived intangible asset; and
•An amount of KUSD 600 paid upon final regulatory approval of ZYNLONTA related to a license agreement with a third party to use their technology to research, develop, manufacture and commercialize products. The amount was capitalized as a definite-lived intangible asset and will be amortized over its estimated useful life of 14 years as described above.
License Payments
•An amount of KUSD 250 paid relating to a license agreement with a third party to acquire an antibody to be used in research, development, manufacturing and commercialization. The amount was capitalized as an indefinite-lived intangible asset.
During the six months ended June 30, 2020, the Company capitalized the following as intangible assets:
Milestone Payments
•An amount of KUSD 250 paid upon the successful completion of a toxicology study related to an antibody the Company acquired from a third party to be used in research, development, manufacturing and commercialization. The amount was capitalized as an indefinite-lived intangible asset.
License Payments
•An amount of KUSD 125 paid relating to license agreements with a third party to use their technology to generate antibody-drug conjugates for up to five antibodies.
The table below provides a rollforward of the Company’s intangible assets as of June 30, 2021 and 2020.

(in KUSD)
Cost	Licenses - indefinite lived	Licenses - definite lived	Software	Total
January 1, 2021	11,144	—	168	11,312
Additions	1,300	600	—	1,900
Transfers	(452)	452	(6)	(6)
June 30, 2021	11,992	1,052	162	13,206

Accumulated Amortization
January 1, 2021	(1,069)	—	(64)	(1,133)
Amortization charge	—	(13)	(50)	(63)
June 30, 2021	(1,069)	(13)	(114)	(1,196)

Net book amount as of June 30, 2021	10,923	1,039	48	12,010

Cost
January 1, 2020	9,221	—	147	9,368
Additions	375	—	33	408
Exchange differences	—	—	(3)	(3)
June 30, 2020	9,596	—	177	9,773

Accumulated Amortization
January 1, 2020	(853)	—	(81)	(934)
Amortization charge	—	—	(17)	(17)
Exchange differences	—	—	2	2
June 30, 2020	(853)	—	(96)	(949)

Net book amount as of June 30, 2020	8,743	—	81	8,824